UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 8, 2006



                      Insight Communications Company, Inc.
             (Exact name of Registrant as specified in its charter)


       Delaware                       0-26677                   13-4053502
(State of incorporation)        (Commission File No.)         (IRS Employer
                                                             Identification No.)

                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.

         On November 8, 2006, the Registrant issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is being furnished as Exhibit 99.1 to this report and incorporated herein by reference.

         This press release contains disclosure of adjusted operating income before depreciation and amortization and free cash flow, each of which is a financial measure that is not calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Disclosure regarding management's reasons for presenting these non-GAAP measures, as well as tabular reconciliation of these non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP, are presented in the press release under the caption "Use of Adjusted Operating Income before Depreciation and Amortization and Free Cash Flow."

Item 9.01       Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired - None

(b) Pro Forma Financial Information - None

(c) Shell Company Transactions - None

(d) Exhibits:

    Exhibit No.         Description
    -----------         -----------
       99.1             Press release issued on November 8, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Insight Communications Company, Inc.



Dated: November 8, 2006                 By:/s/ Elliot Brecher
                                           -------------------------------------
                                           Elliot Brecher
                                           Senior Vice President
                                                and General Counsel




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